                                              OPPENHEIMER VALUE FUND/VA
                                 Share Certificate for Service Shares(8-1/2" x 11")
                                 --------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds
                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER VALUE FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP No:

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER VALUE FUND/VA

                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly  endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held  subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                       Dated:              (signature
         at left of seal)                                     at right of seal)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack
         -----------------------                     -------------------
         TREASURER                                            SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                         OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        2002
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ____________ Custodian _______________
                                                     (Cust)                             (Minor)

                                                     UNDER UGMA/UTMA   ________________
                                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_____________________________________________________________   (Please   print  or  type  name  and   address   of
assignee)

------------------------------------------------------

_________________________________________________________  Service  Shares of the beneficial  interest  represented by the within Certificate,  and do hereby irrevocably constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                            -----------------------------------
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or Bank
                                    by:              _____________________________
                                                              Signature of
         Officer

(text printed              NOTICE: The signature(s) to this assignment  vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank having a U.S.
                                            firm of a national securities exchange.